                  KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

                                  ANNUAL REPORT TO SHAREHOLDERS
                                  FOR THE YEAR ENDED JULY 31, 1995

OFFERING INVESTORS THE OPPORTUNITY FOR HIGH CURRENT INCOME AND PRESERVATION OF CAPITAL


                      "...The last 12 months highlighted
                   the importance of staying fully invested
                  in the market -- an approach that enabled
                    us to weather rough market conditions
                         and enhance performance..."


[KEMPER MUTUAL FUNDS LOGO]

=============================================================================
                              TABLE OF CONTENTS

                General Economic Overview              3

                Performance Update                     5

                Terms to Know                          8

                Portfolio Statistics                   9

                Portfolio of Investments              10

                Report from Independent Auditors      11

                Financial Statements                  12

                Notes to Financial Statements         14

                Financial Highlights                  18

=============================================================================


AT A GLANCE

Kemper Short-Intermediate Government Fund Total Returns for the year ended July 31, 1995 (unadjusted for any sales charge):

CLASS A                                 9.48%
CLASS B                                 8.44%
CLASS C                                 8.85%
LIPPER U.S. MORTGAGE FUND AVERAGE**     8.48%

NET ASSET VALUE

--------------------------------------------------------------------------------
                                                          AS OF            AS OF
                                                         7/31/95         7/31/94
--------------------------------------------------------------------------------
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND CLASS A                                   $8.09            $8.11
--------------------------------------------------------------------------------
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND CLASS B                                   $8.06            $8.08
--------------------------------------------------------------------------------
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND CLASS C                                   $8.06            $8.08
--------------------------------------------------------------------------------

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND RANKINGS

Compared to all other funds in the Lipper Short Government Funds category**

                               CLASS A          CLASS B                 CLASS C
-------------------------------------------------------------------------------
 1-YEAR                       #69 OF             #105 OF                #103 OF
                             128 FUNDS          128 FUNDS             128 FUNDS
-------------------------------------------------------------------------------
 5-YEAR                         N/A          #30 OF 35 FUNDS                N/A
-------------------------------------------------------------------------------

**Lipper Analytical Services, Inc. rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Rankings are historical and do not reflect future performance.

DIVIDEND REVIEW

The following table shows per share dividend and yield information for the fund as of July 31, 1995

                                     CLASS A         CLASS B            CLASS C
--------------------------------------------------------------------------------
1 YEAR INCOME:                        $0.5299         $0.4602            $0.4647
--------------------------------------------------------------------------------
JULY DIVIDEND:                        $0.0450         $0.0395            $0.0398
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE+:          6.67%           5.88%              5.93%
--------------------------------------------------------------------------------
SEC YIELD+:                             4.69%           3.86%              3.91%
--------------------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended July 31, 1995 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

================================================================================
ABOUT YOUR REPORT

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months. Specifically, your report now includes:

-   Terms you'd need to know related to your fund
-   A look at your fund's portfolio composition and how it has changed
-   The years to maturity and the duration of the fund's underlying investments.

    If you have any comments about the revised format or if you have suggestions for additional changes, please write to:

    Kemper Mutual Funds
    Shareholder Communications
    120 South LaSalle Street
    Chicago, IL 60603

===============================================================================
                                                        GENERAL ECONOMIC REVIEW


[PHOTO OF STEPHEN B. TIMBERS IN UPPER RIGHT-HAND CORNER]

Stephen B. Timbers is both Chief Executive and Chief Investment Officer of Kemper Financial Services, Inc. (KFS). KFS and its affiliates manage approximately $60 billion in assets, including $42 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.


DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first several months of 1995. At this point in the year, the returns of most leading securities markets are significantly higher than they were at the same time in 1994.

    This is an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be slowing down at a comfortable pace.

    Through a series of interest rate adjustments, the Federal Reserve Board has played a critical role in controlling the pace of economic growth. Its most recent adjustment was in July when the Fed acknowledged that economic growth had slowed so much that a recession was a threat. In response, the Federal Reserve eased short-term interest rates by a small but symbolic 25 basis points. This action was significant because, since February 1994, the Fed had been raising interest rates to slow down what was considered high enough growth to rekindle troublesome inflation.

    After the interest rate cut, the government announced that the real gross domestic product (GDP) -- the value of goods and services produced in the United States -- grew at a 1.1% annual rate in the second quarter. This was a revised number, representing more than twice the growth that was originally reported, and it virtually assured that the economy was not in jeopardy of recession. At the same time, economic growth at that level did not require an immediate response, in the form of additional rate cuts, from the Fed.

    The absence of inflation is also very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, price increases are modest. In fact, plunging energy prices during the summer offset slight increases in food prices. Consumer prices through July 1995 rose at an annual rate of 3.1% -- higher than last year but still not a concern, and the GDP deflator is running at only about 2%.

    We anticipate 2% to 3% real GDP growth for the next few quarters, with the momentum likely to come from housing and foreign trade. Will the Federal Reserve Board adjust interest rates again? Additional action by the Fed at least once more in 1995 would not surprise us.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

    We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in July. The market recovered after a brief period and has started to move up again. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.

    As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

    International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar is gaining strength against most foreign currencies. While a

================================================================================

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                        NOW (7/31/95)   6 MONTHS AGO   1 YEAR AGO    2 YEARS AGO
--------------------------------------------------------------------------------
10-YEAR TREASURY RATE (1)    6.28%          7.47%         7.24%            5.68%
--------------------------------------------------------------------------------
PRIME RATE (2)               8.80           9.00          7.51             6.00
--------------------------------------------------------------------------------
INFLATION RATE (3)           2.90           2.86          2.90             2.84
--------------------------------------------------------------------------------
THE U.S. DOLLAR (4)         (7.04)         (5.54)        (2.61)            7.61
--------------------------------------------------------------------------------
CAPITAL GOODS ORDERS (5)     7.08          15.06         21.72            16.98
--------------------------------------------------------------------------------
INDUSTRIAL PRODUCTION (6)    2.60           5.60          6.18             3.87
--------------------------------------------------------------------------------
EMPLOYMENT GROWTH (7)        2.09           3.15          3.17             2.09
--------------------------------------------------------------------------------

(1) Falling interest rates in recent years have been a big plus for financial assets.
(2)   The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)   These influence corporate profits and equity performance.
(6)   An influence on corporate profits and equity performance.
(7)   An influence on family income and retail sales.

Source: Economics Department, Kemper Financial Services, Inc.
--------------------------------------------------------------------------------

stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

    We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

    Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

    With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

    With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio managers. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ STEPHEN B. TIMBERS
--------------------------------------
STEPHEN B. TIMBERS
Chief Investment and Executive Officer
September 11, 1995

================================================================================
                                                              PERFORMANCE UPDATE

[PHOTO OF PAUL SLOAN]

Paul Sloan joined Kemper Financial Services, Inc. (KFS) in April 1995 and is Senior Vice President of KFS and Portfolio Co-Manager of Kemper Short-Intermediate Fund. Mr. Sloan comes to Kemper from Woodbridge Capital Management, the investment management subsidiary of Comerica, Inc., where he was the director of institutional portfolio management. Mr. Sloan graduated from the University of Detroit and earned his master's of business administration degree from Wayne State University.

[PHOTO OF MICHELLE KEELEY]

Michelle Keeley joined KFS in 1990 and is First Vice President of KFS and portfolio co-manager of Kemper Short-Intermediate Government Fund. Ms. Keeley received her bachelor of arts degree from Michigan State University and went on to receive her M.B.A. from Northwestern University.


THE LAST 12 MONTHS WERE CHARACTERIZED BY STARK SHIFTS IN THE GOVERNMENT BOND MARKET. PAUL SLOAN AND MICHELLE KEELEY, PORTFOLIO CO-MANAGERS FOR KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND, EXPLAIN WHY THEY LENGTHENED DURATION TO STRENGTHEN THE FUND'S PERFORMANCE DURING THE YEAR.


Q   WE ARE REPORTING ON A FISCAL YEAR -- FROM AUGUST 1, 1994, TO
JULY 31, 1995 -- WHEN WE SAW BOTH RISING AND FALLING INTEREST RATES. WHAT KINDS OF ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO AS RATES CONTINUED TO RISE AND THEN REVERSED DIRECTION?

A   During the year we adjusted the duration of the fund and the mix of short-
versus intermediate-maturity Treasuries as rates fluctuated and our economic outlook changed. Let's look at some of the major adjustments we made over the past 12 months.

    From August 1994 through January 1995, interest rates rose and the economy continued its rapid expansion. Typically we try to keep the fund's duration level between 1.5 years and 3.0 years. However, during that period, we invested primarily in Treasuries with short durations of about 1.5 years. We adopted this relatively short duration strategy to mitigate the decline in Treasury prices that can be expected as interest rates rise. The shorter a fund's duration -- and remember that duration is a measurement of a portfolio's sensitivity to interest rates -- the lower its sensitivity to interest rate changes.

    By February, we saw signs that economic growth was starting to slow. We then began to gradually move the fund into longer-duration investments such as intermediate-term Treasuries with three- to five-year maturities. We made this shift because we did not anticipate further interest rate increases. Our strategy proved appropriate and we outperformed the average of our peers in May, when our level of intermediate Treasuries reached 44 percent.

Q   THE FUND'S FISCAL YEAR INCLUDES FIVE MONTHS OF 1994, ONE OF THE WORST YEARS
IN THE HISTORY OF THE BOND MARKET. YET, THE BOND MARKET MORE THAN RECOVERED IN THE FIRST SEVERAL MONTHS OF 1995. WHAT, IF ANYTHING, DID YOU LEARN FROM THESE TWO PERIODS?

A   More than anything, perhaps, the last 12 months have demonstrated the importance of being flexible. Our fund was designed for conservative investors who prefer a more stable net asset value than a longer term income fund but want to take on a bit more risk than a money market fund* for the potential of a higher total return and capital gains. The last 12 months also highlighted the importance of staying fully invested in the market -- an approach that enabled us to

================================================================================

weather rough market conditions and enhance our performance.

Q   DID YOUR PREFERENCE FOR TREASURIES OVER MORTGAGES HAVE ANYTHING TO DO WITH
THE FUND'S TWO DIVIDEND INCREASES IN THE FISCAL YEAR?

A   No, the dividend increases were factors of the rising interest rate environment. Here's what happened.

    In the last 12 months, interest rates on short-term investments increased more than interest rates on long-term investments which caused a narrowing in yield between the two. This narrowing allowed us to maintain a short-duration stance yet still provide an attractive distribution rate.

    So it was actually the increase in short-term yields that made it possible for us to increase the fund's dividend two times during the fiscal year.


Q   What's your outlook for the next few months?

A   We are undaunted in our belief that the economy is growing, but at a pace slow enough to allow for further interest rate cuts. Given this outlook, we have positioned the fund in short-term and intermediate-term Treasuries that should perform well.


SEVERAL MARKET FORCES INFLUENCED INVESTORS IN U.S. GOVERNMENT SECURITIES FROM AUGUST 1994 THROUGH JULY 1995

A  ECONOMIC GROWTH HALTED...

Economic growth, as measured by quarterly changes in the U.S. economy's gross domestic product (GDP), was robust throughout 1994 but fell dramatically by mid-1995.

3Q94                                      4
4Q94                                      5.1
1Q95                                      2.7
2Q95                                      1.1

Source: The Wall Street Journal and Barrons

B. IN RESPONSE TO RISING SHORT-TERM INTEREST RATES...

The Federal Reserve Board continued its series of interest rate hikes until early July 1995, when it announced a modest interest rate cut. This bar graph tracks the Fed's changes to the federal funds rate (the interest rate that banks charge each other for overnight loans), which is a measure of short-term interest rates.

(START OF FISCAL YEAR)
8/16                                      4.75
11/15                                     5.5
2/1                                       6
7/6/95                                    5.75

Source: Investment Company Institute (ICI) Mutual Fund 1995 Fact Book and The Wall Street Journal

C. BUT INFLATION POSED NO THREAT

Despite worries that the strong growth in 1994 would result in increased price inflation, the Consumer Price Index (CPI) was never a concern during the period.

3Q94                                      8
4Q94                                      5
1Q95                                      8
2Q95                                      9


Source: Towers Data Systems

================================================================================

Q   WHAT COULD THREATEN YOUR OUTLOOK -- AND RESULT IN AN ADJUSTMENT OF YOUR
PORTFOLIO MANAGEMENT STRATEGY?

A   Our risks are fairly obvious. If the economy takes off like a rocket, for example, our interest rate outlook will be wrong, and we'd have to readjust and move into shorter duration investments. But we don't see that happening. We expect a slow-growth, low-inflation environment, which is positive for government securities and should be good for the fund.

* An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no guarantee that a money fund will maintain a stable $1 share price. The fund's yield will vary.


AVERAGE ANNUAL TOTAL RETURNS**

For periods ended July 31, 1995 (adjusted for the maximum sales charge)

                                                            LIFE OF
                                          1-YEAR   5-YEAR    CLASS
====================================================================================
KEMPER SHORT-INTERMEDIATE GOV'T FUND A     2.90%     N/A     3.96%   (Since 1/10/92)
------------------------------------------------------------------------------------
KEMPER SHORT-INTERMEDIATE GOV'T FUND B     2.68     5.55%    6.18    (Since 2/1/89)
------------------------------------------------------------------------------------
KEMPER SHORT-INTERMEDIATE GOV'T FUND C     5.73      N/A     5.57    (Since 5/31/94)
------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

** Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A shares adjustment for the maximum sales charge of 3.5% and for B shares adjustment for the applicable contingent deferred sales charge as follows: 1-year, 3%; 5-year, 1%; since inception, 0%. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND CLASS A FROM 1/10/92 THROUGH 7/31/95

                                                      1/10/92   12/31/92   12/31/93   12/31/94     7/31/95
==========================================================================================================
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND CLASS A(1)  10,000     10,262     10,826     10,722      11,483
----------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-5 GOVERNMENT/GNMA INDEX+              10,000     10,693     11,437     11,333      12,330
----------------------------------------------------------------------------------------------------------
CONSUMER PRICE INDEX ++                               10,000     10,290     10,573     10,856      11,059
----------------------------------------------------------------------------------------------------------

(1)Performance includes reinvestment of dividends and adjustment for the applicable sales charge in effect at the end of the period. In comparing the Kemper Short-Intermediate Government Fund performance to the Merrill Lynch 1-5 Government/GNMA Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

+ The Merrill Lynch 1-5 Government/GNMA Index, an unmanaged index, is comprised of the universe of 1-5 year Treasuries plus the Merrill Lynch GNMA Index. Source is Bloomberg.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

================================================================================
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND CLASS B FROM 2/1/89 THROUGH 7/31/95


                                                        2/1/89      12/31/91     12/31/93      7/31/95
======================================================================================================
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND CLASS B(1)   10,000       12,808       14,115        14,768
------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-5 GOVERNMENT/GNMA INDEX+               10,000       13,975       15,690        16,497
------------------------------------------------------------------------------------------------------
CONSUMER PRICE INDEX++                                 10,000       11,587       12,040        12,593
------------------------------------------------------------------------------------------------------


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND CLASS C FROM 5/31/94 THROUGH 7/31/95

                                                          5/31/94         12/31/94         7/31/95
==================================================================================================
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND CLASS C(1)     10,000           10,000           10,655
--------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-5 GOVERNMENT/GNMA INDEX+                 10,000           10,093           10,980
--------------------------------------------------------------------------------------------------
CONSUMER PRICE INDEX++                                   10,000           10,149           10,339
--------------------------------------------------------------------------------------------------

================================================================================
TERMS TO KNOW

DURATION - Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The larger the duration number, the greater the interest rate risk.

TOTAL RETURN - A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD - A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

================================================================================
                                                            PORTFOLIO STATISTICS


PORTFOLIO COMPOSITION


                                                     ON 7/31/95       ON 7/31/94
================================================================================
GOVERNMENT SHORT-TERM SECURITIES                         49%                 84%
--------------------------------------------------------------------------------
GOVERNMENT INTERMEDIATE-TERM SECURITIES                  46%                 12
--------------------------------------------------------------------------------
MORTGAGE-BACKED GNMAs                                    --                   1
--------------------------------------------------------------------------------
GOVERNMENT AGENCY SECURITIES                             --                   1
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                                      5                   2
================================================================================
                                                        100%                100%


             [FIGURE 1]                                  [FIGURE 2]

             ON 7/31/95                                  ON 7/31/94
================================================================================

- Government short-term securities          - Government short-term securities
- Government intermediate-term securities   - Government intermediate-term securities
- Cash and equivalents                      - Mortgage-backed GNMAs
                                            - Government agency securities
                                            - Cash and equivalents


YEARS TO MATURITY
As a percentage of the portfolio


                                      ON 7/31/95                      ON 7/31/94
================================================================================
LESS THAN 3 YEARS                         51%                                87%
--------------------------------------------------------------------------------
4-10 YEARS                                49                                 12
--------------------------------------------------------------------------------
10-20 YEARS                               --                                  1
--------------------------------------------------------------------------------
                                         100%                               100%
================================================================================

              [FIGURE 3]                             [FIGURE 4]

              ON 7/31/95                              ON 7/31/94
--------------------------------------------------------------------------------
          - Less than 3 years                    - Less than 3 years
          - 4-10 years                           - 4-10 years
                                                 - 10-20 years


DURATION

                                            ON 7/31/95                ON 7/31/94
================================================================================
DURATION                                    2.44 years                1.70 years
--------------------------------------------------------------------------------

===============================================================================
PORTFOLIO OF INVESTMENTS


KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND
Portfolio of Investments at July 31, 1995
(Dollars in thousands)

                                                               COUPON                       PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS            TYPE                    RATE             MATURITY    AMOUNT       VALUE
================================================================================================================
U.S. TREASURY                                                  9.375%             1996      $ 12,000    $ 12,298
NOTES -- 97.0%                                                 7.25               1996        10,000      10,183
(Cost: $236,942)                                               8.75               1997        15,000      15,863
                                                               8.625              1997        30,000      31,556
                                                               8.50               1997        20,000      20,919
                                                               7.50               1997        10,000      10,244
                                                               9.25               1998        10,000      10,881
                                                               8.875              1998        20,000      21,650
                                                               8.25               1998        10,000      10,594
                                                               7.25               1998        10,000      10,294
                                                               8.875              1999        20,000      21,753
                                                               7.75               1999        10,000      10,589
                                                               7.125              1999        10,000      10,350
                                                               6.75               1999        10,000      10,209
                                                               7.125              2000        10,000      10,367
                                                               6.875              2000        10,000      10,273
                                                               7.50               2005        10,000      10,728
                                       =========================================================================
                                                                                                         238,751
----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN
MORTGAGE CORPORATION -- .2%            Pass-through           11.25               2010           501         548
(Cost: $564)                           Certificates
----------------------------------------------------------------------------------------------------------------
GOVERNMENT                             Pass-through        9.00 - 9.50         2016-2020         192         203
NATIONAL MORTGAGE                      Certificates
ASSOCIATION -- .1%
(Cost: $204)                           =========================================================================
                                       TOTAL U.S. GOVERNMENT OBLIGATIONS -- 97.3%
                                       (Cost: $237,710)                                                  239,502
                                       =========================================================================
----------------------------------------------------------------------------------------------------------------
MONEY MARKET                           Yield -- 5.71%, Due August 1995
INSTRUMENTS -- .7%                     Federal National Mortgage Association                   1,700       1,698
(Cost: $1,698)                         =========================================================================
                                       TOTAL INVESTMENTS -- 98.0%
                                       (Cost: $239,408)                                                  241,200
                                       =========================================================================
                                       OTHER ASSETS, LESS LIABILITIES -- 2.0%                              5,048
                                       =========================================================================
                                       NET ASSETS -- 100%                                               $246,248
                                       =========================================================================

                See accompanying Notes to Financial Statements.


NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $239,408,000 for federal income tax purposes at July 31, 1995, the aggregate gross unrealized appreciation was $2,436,000, the aggregate gross unrealized depreciation was $644,000 and the net unrealized appreciation of investments was $1,792,000.

================================================================================
                                                  REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Short-Intermediate Government Fund, a series of Kemper Portfolios, as of July 31, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Short-Intermediate Government Fund at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
September 15, 1995

================================================================================
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1995
(in thousands)

ASSETS

Investments, at value
(Cost: $239,408)                                                  $241,200
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                     288
--------------------------------------------------------------------------
  Interest                                                           6,014
--------------------------------------------------------------------------
   TOTAL ASSETS                                                    247,502
==========================================================================
LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------
Cash overdraft                                                         310
--------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                 545
--------------------------------------------------------------------------
  Investments purchased                                                 11
--------------------------------------------------------------------------
  Management fee                                                       114
--------------------------------------------------------------------------
  Distribution services fee                                            136
--------------------------------------------------------------------------
  Administrative services fee                                           49
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                79
--------------------------------------------------------------------------
  Other                                                                 10
--------------------------------------------------------------------------
   Total liabilities                                                 1,254
--------------------------------------------------------------------------
NET ASSETS                                                        $246,248
==========================================================================
ANALYSIS OF NET ASSETS
Paid in capital                                                   $259,819
Accumulated undistributed net realized loss on investments         (18,014)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                           1,792
--------------------------------------------------------------------------
Undistributed net investment income                                  2,651
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                       $246,248
==========================================================================
THE PRICING OF SHARES

CLASS A SHARES
  Net asset value and redemption price per share
  ($29,570 / 3,655 shares outstanding)                            $   8.09
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)                     $   8.38
==========================================================================
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($214,260 / 26,594 shares outstanding)                          $   8.06
==========================================================================
CLASS C SHARES
  Net asset value and redemption price per share
  ($2,418 / 300 shares outstanding)                               $   8.06
==========================================================================

See accompanying Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS
================================================================================

STATEMENT OF OPERATIONS
Year ended July 31, 1995
(in thousands)

NET INVESTMENT INCOME
  Investment income                                              $  19,669
--------------------------------------------------------------------------
Expenses
  Management fee                                                     1,402
--------------------------------------------------------------------------
  Distribution services fee                                          1,731
--------------------------------------------------------------------------
  Administrative services fee                                          616
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               707
--------------------------------------------------------------------------
  Professional fees                                                     41
--------------------------------------------------------------------------
  Reports to shareholders                                               60
--------------------------------------------------------------------------
  Trustees' fees and other                                              26
--------------------------------------------------------------------------
   Total expenses                                                    4,583
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                               15,086
--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------
  Net realized loss on sale of investments                          (4,486)
--------------------------------------------------------------------------
  Net realized loss from futures transactions                         (696)
--------------------------------------------------------------------------
  Net realized loss                                                 (5,182)
--------------------------------------------------------------------------
  Change in net unrealized depreciation on investments               3,921
--------------------------------------------------------------------------
Net loss on investments                                             (1,261)
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  13,825
--------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
(in thousands)

                                                   YEAR ENDED JULY 31,
                                                1995                 1994
--------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL ACTIVITY
--------------------------------------------------------------------------
  Net investment income                      $  15,086              14,144
--------------------------------------------------------------------------
  Net realized loss                             (5,182)            (12,024)
--------------------------------------------------------------------------
  Change in net unrealized depreciation          3,921              (3,439)
--------------------------------------------------------------------------
Net one increase (decrease) in net assets
resulting from operations                       13,825              (1,319)
--------------------------------------------------------------------------
Net equalization charges                          (249)                (68)
--------------------------------------------------------------------------
  Distribution from net investment income      (14,897)            (12,992)
--------------------------------------------------------------------------
  Distribution from realized gain                   --              (3,792)
--------------------------------------------------------------------------
Total dividends to shareholders                (14,897)            (16,784)
--------------------------------------------------------------------------
Net increase (decrease) from capital share
transactions                                   (19,071)              1,562
--------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                   (20,392)            (16,609)
--------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------
Beginning of year                              266,640             283,249
END OF YEAR (INCLUDING UNDISTRIBUTED NET
INVESTMENT INCOME OF $2,651 FOR 1995 AND
$2,706 FOR 1994)                             $ 246,248             266,640
--------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
================================================================================

--------------------------------------------------------------------------------
1 DESCRIPTION OF THE FUND   Kemper Short-Intermediate Government Fund is a
                            separate series of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The
                            Fund currently offers three classes of shares.
                            Class A shares are sold to investors subject to an initial sales charge, Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance.
                            Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. The Fund may offer, to a limited group of investors, Class I shares
                            (none sold through July 31, 1995) which are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
  2 SIGNIFICANT             INVESTMENT VALUATION. Investments are stated at
    ACCOUNTING POLICIES     value. Fixed income securities are valued by using
                            market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used.
                            Over-the-counter traded fixed income options are valued based upon prices provided by market makers.
                            Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                            INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and discount amortization on money market instruments and mortgage-backed securities; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis. Realized and unrealized gains and losses on financial futures and options are included in net realized and unrealized gain (loss) on investments, as appropriate.

                            The Fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At July 31, 1995 the Fund had no purchase commitments outstanding.

                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of
                             Class A shares).   Proceeds payable on redemption
                             of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO
                             SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at July 31, 1995, amounting to approximately $17,688,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2003.

                             Differences in dividends per share are due to different class expenses. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Distributions are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds
                             from sales and cost of     redemptions of Fund
                             shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3  TRANSACTIONS              MANAGEMENT AGREEMENT. The Fund has a management
   WITH AFFILIATES           agreement with Kemper Financial Services, Inc.
                             (KFS) and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining gradually to .40% of average daily net assets in excess of $12.5 billion. The
                             Fund incurred a management fee of $1,402,000 for the year ended July 31, 1995.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). As principal underwriter for the Fund, KDI
                             retained commissions of $21,000 for the    year
                             ended July 31, 1995, for sales of Class A shares, after allowing $194,000 as commissions to retail firms, of which $60,000 was paid to firms affiliated with KDI. For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms that provide distribution services to investors. KDI compensates these firms at various rates for sales of Class B and Class C shares. During the

NOTES TO FINANCIAL STATEMENTS
================================================================================

                             year ended July 31, 1995, the Fund incurred a distribution services fee for Class B and Class C shares of $1,731,000, and KDI paid $668,000 for commissions and distribution fees to firms, including $58,000 to firms affiliated with KDI. In addition, KDI received $910,000 of contingent deferred sales charges.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various arrangements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. For the year ended July 31, 1995, the Fund incurred an administrative services fee of $616,000 and KDI paid $601,000 to firms, including $52,000 that was paid to firms affiliated with KDI.

                             CUSTODIAN AND TRANSFER AGENT AGREEMENTS. The Fund has a custodian agreement and a transfer agent agreement with Investors Fiduciary Trust Company
                             (IFTC), which was 50% owned by KFS until January 31, 1995, when KFS completed the sale of IFTC to a third party. For the year ended July 31, 1995, the Fund incurred custodian and transfer agent fees of $575,000 (excluding related expenses). Pursuant to a services agreement with IFTC, Kemper Service Company (KSvC), an affiliate of KFS, is the shareholder service agent of the Fund. For the year ended July 31, 1995, IFTC remitted shareholder service fees of $715,000 to KSvC.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. For the year ended July 31, 1995, the Fund made no payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------
4 INVESTMENT                 For the year ended July 31, 1995, investment
  TRANSACTIONS               transactions (excluding short-term instruments)
                             are as follows (in thousands):

                             Purchases                     $1,427,567
                             Proceeds from sales            1,447,991

                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================

--------------------------------------------------------------------------------
5   CAPITAL SHARE            The following table summarizes the activity in
    TRANSACTIONS             capital shares of the Fund (in thousands):

                                    YEAR ENDED JULY 31,

                          1995                             1994
                  ---------------------            ----------------------
                  SHARES         AMOUNT            SHARES          AMOUNT
-------------------------------------------------------------------------
SHARES SOLD

 Class A           2,581       $ 20,257               553      $   4,703
-------------------------------------------------------------------------
 Class B           4,895         37,726            10,856         90,855
-------------------------------------------------------------------------
 Class C             460          3,661                76            611
-------------------------------------------------------------------------

SHARES ISSUED IN REINVESTMENT OF DIVIDENDS

 Class A             161          1,392                64            534
-------------------------------------------------------------------------
 Class B           1,224         10,537             1,457         11,729
-------------------------------------------------------------------------
 Class C              14            117                --             --
-------------------------------------------------------------------------

SHARES REDEEMED

 Class A          (1,561)       (12,311)             (522)        (4,281)
-------------------------------------------------------------------------
 Class B          (9,966)       (78,456)          (12,389)      (102,589)
-------------------------------------------------------------------------
 Class C            (250)        (1,994)               --             --
-------------------------------------------------------------------------

CONVERSION OF SHARES

 Class A             571          4,585               999          8,133
-------------------------------------------------------------------------
 Class B            (574)        (4,585)           (1,001)        (8,133)
-------------------------------------------------------------------------
NET INCREASE
(DECREASE) FROM
CAPITAL SHARE
TRANSACTIONS                   $(19,071)                       $   1,562
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
6   FINANCIAL FUTURES        In order to help protect itself against future
    CONTRACTS                changes in market conditions which otherwise might
                             affect adversely the value of securities the Fund holds, the Fund has entered into exchange traded financial futures contracts as described below. The Fund bears the market risk that arises from changes in the value of these financial instruments.

                             At the time the Fund enters into a futures
                             contract, it is required to make a margin deposit with its custodian of a specified amount of cash or eligible securities. Subsequently, gain or loss
                             is recognized and payments are made on a   daily
                             basis between the Fund and the broker as the market price of the futures contract fluctuates. At July 31, 1995, the market value of investments pledged by the Fund to cover margin requirements for open futures positions was $124,000. At July 31, 1995, the Fund had outstanding financial futures contracts as follows (in thousands):


                  Face                            Expiration        Gain at
Type             amount           Position          month           7/31/95
---------------------------------------------------------------------------
U.S. Treasury
Securities       $5,000            Short          September           $42

FINANCIAL HIGHLIGHTS
================================================================================

                                                                       CLASS A SHARES
                                                                                                      JANUARY 10,
                                                                     YEAR ENDED JULY 31,                1992 TO
                                                         --------------------------------------         JULY 31,
                                                           1995            1994            1993           1992
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $8.11            8.63             8.65           8.59
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .54             .48              .53            .29
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                 (.03)           (.44)            (.03)           .11
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                           .51             .04              .50            .40
-----------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                  .53             .45              .52            .34
-----------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                       --             .11               --             --
-----------------------------------------------------------------------------------------------------------------
Total dividends                                            .53             .56              .52            .34
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $8.09            8.11             8.63           8.65
-----------------------------------------------------------------------------------------------------------------
Total return                                              6.58%            .41             6.01           4.87
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Expenses                                                  1.06%           1.06             1.04            .95
-----------------------------------------------------------------------------------------------------------------
Net investment income                                     6.65            5.85             6.06           7.48
-----------------------------------------------------------------------------------------------------------------


                                                                           CLASS B SHARES
                                                                         YEAR ENDED JULY 31,
                                                    -------------------------------------------------------------
                                                       1995         1994         1993        1992         1991
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                    $8.08         8.61         8.64        8.27         8.42
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .47          .40          .45         .58          .69
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              (.03)        (.44)        (.02)        .36         (.14)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                        .44         (.04)         .43         .94          .55
-----------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income               .46          .38          .46         .57          .70
-----------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                    --          .11           --          --           --
-----------------------------------------------------------------------------------------------------------------
Total dividends                                         .46          .49          .46         .57          .70
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $8.06         8.08         8.61        8.64         8.27
-----------------------------------------------------------------------------------------------------------------
Total return                                           5.68%        (.48)        5.13       11.76         6.85
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Expenses                                               1.87%        1.93         1.87        1.89         2.07
-----------------------------------------------------------------------------------------------------------------
Net investment income                                  5.84         4.95         5.23        6.84         8.19
-----------------------------------------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
================================================================================

                                                            CLASS C SHARES
                                                    YEAR ENDED          MAY 31, TO
                                                   JULY 31, 1995      JULY 31, 1994
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $8.08             8.09
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .47              .07
-----------------------------------------------------------------------------------
  Net realized and unrealized loss                       (.03)            (.01)
-----------------------------------------------------------------------------------
Total from investment operations                          .44              .06
-----------------------------------------------------------------------------------
Less distribution from net investment income              .46              .07
-----------------------------------------------------------------------------------
Net asset value, end of period                          $8.06             8.08
-----------------------------------------------------------------------------------
Total return                                             5.73%             .77
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                 1.78%            1.83
-----------------------------------------------------------------------------------
Net investment income                                    5.93             5.54
-----------------------------------------------------------------------------------


                                                                            YEAR ENDED JULY 31,
                                                      ---------------------------------------------------------
                                                         1995        1994         1993         1992        1991
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL FUND DATA
Net assets at end of year (in thousands)              $246,248      266,640     283,249      191,716    104,279
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    597%         916         339          120        180
---------------------------------------------------------------------------------------------------------------

NOTE FOR ALL CLASSES: Ratios have been determined on an annualized basis. Total return is not annualized and does not reflect the effect of any sales charges.

TRUSTEES AND OFFICERS
================================================================================

TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DAVID B. MATHIS
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


OFFICERS

J. PATRICK BEIMFORD, JR.
Vice President

JOHN E. PETERS
Vice President

MICHELLE M. KEELEY
Vice President

FRANK J. RACHWALSKI, JR.
Vice President

PAUL F. SLOAN
Vice President

PHILIP J. COLLORA
Vice President
and Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

================================================================================

--------------------------------------------------------------------------------
LEGAL COUNSEL                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                     222 North LaSalle Street
                                     Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT            KEMPER SERVICE COMPANY
                                     P.O. Box 419557
                                     Kansas City, MO 64141
                                     1-800-621-1048

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT         INVESTORS FIDUCIARY TRUST COMPANY
                                     127 West 10th Street
                                     Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                 ERNST & YOUNG LLP
                                     233 South Wacker Drive
                                     Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER                   KEMPER FINANCIAL SERVICES, INC.

PRINCIPAL UNDERWRITER                KEMPER DISTRIBUTORS, INC.
                                     120 South LaSalle Street
                                     Chicago, IL 60603

--------------------------------------------------------------------------------

[RECYCLED LOGO]
Printed on recycled paper.

This report is not to be distributed
unless proceeded or accompanied by a
Kemper Fixed Income Funds prospectus.
KSIGF - 2 (9/95)                                      [KEMPER MUTUAL FUNDS LOGO]


20